UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2013

Power-One, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34782 (Commission File Number)	77-0420182 (I.R.S. Employer Identification Number)

740 Calle Plano Camarillo, California (Address of principal executive offices)	93012 (Zip Code)

(805) 987-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 21, 2013, Power-One, Inc. (“Power-One”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ABB Ltd, a corporation organized under the Laws of Switzerland (“ABB”), Verdi Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of ABB (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Power-One, with Power-One surviving as an indirect wholly-owned subsidiary of ABB (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of Power One’s common stock will be converted into the right to receive $6.35 in cash without interest (the “Merger Consideration”).

Each warrant to acquire shares of common stock that is outstanding at the effective time of the Merger will be converted into the right to receive an amount in cash (without interest and less applicable withholding taxes) equal to the product of (i) the excess of the Merger Consideration over the per share exercise price of such warrant and (ii) the number of shares subject to such warrant.  Each option to acquire shares, whether vested or unvested, that is outstanding at the effective time of the Merger shall fully vest and become exercisable.   If an option holder elects to do so, such option holder may exercise some or all of such option holder’s options (including any such options that would not otherwise have become vested by its terms) as of immediately prior to the effective time, in which case such option holder shall be entitled to receive in respect of each such option an amount in cash (without interest and less applicable withholding and employment taxes) equal to the product of (i) the excess, if any, of the Merger Consideration over the per share exercise price of such option and (ii) the number of shares underlying such option (or portion thereof).  If an option holder does not exercise his or her options prior to the effective time, such option holder shall be entitled to receive in respect of such unexercised option an option to acquire an economically equivalent number of ABB American Depositary Shares based on the number of Power-One shares underlying such Power-One option, the option exercise price and the Merger Consideration relative to the per share price of the ABB American Depositary Shares. Each restricted share, whether vested or unvested, that is issued prior to the date of the Merger Agreement and is outstanding at the effective time will be cancelled in exchange for the right to receive the Merger Consideration, less applicable withholding and employment taxes.  Each other Power-One stock based-award, whether vested or unvested, that is outstanding at the effective time will become vested and be converted into the right to receive an amount in cash (without interest and less applicable withholding and employment taxes) equal to the product of (i) Merger Consideration (reduced, if applicable, by any exercise price applicable to such stock-based award) and (ii) the number of shares underlying such stock-based award; provided that each unvested stock-based award subject to performance-based vesting conditions shall be deemed fully earned without proration at a level that assumes Power-One attained maximum performance with respect to the applicable metrics.

Power-One’s board of directors (the “Board”) has unanimously approved the Merger and the Merger Agreement.  The Merger Agreement requires that the Merger be approved by the holders of at least a majority of the voting power of the outstanding common stock (the “Stockholder Approval”).

In addition to the Stockholder Approval, consummation of the Merger is subject to other customary closing conditions, including the receipt by ABB of all requisite antitrust approvals and the absence of any government order or other legal restraint prohibiting the Merger.

The Merger Agreement contains customary representations, warranties and covenants by each of Power-One and ABB.  Power-One has also agreed, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any alternative transaction.

The Merger Agreement contains certain termination rights for both Power-One and ABB, including for Power-One if the Board determines to enter into a superior proposal.  Upon termination of the Merger Agreement under certain circumstances, Power-One may be obligated to pay ABB a termination fee of $20,000,000 or, in the event that the Merger Agreement is terminated due to failure to receive the Stockholder Approval or breach by Power-One, a cash amount, not to exceed $7,500,000, for the reimbursement of the reasonable out-of-pocket fees and expenses incurred by ABB in connection with the transaction.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates.  The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms.  Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.  Investors should read the Merger Agreement together with the other information concerning ABB and Power-One that Power-One publicly files in reports and statements with the U.S. Securities and Exchange Commission (the “SEC”) as well as any public disclosures with respect to the Merger and the Merger Agreement made by ABB.

Voting Agreement

In connection with the Merger Agreement, Silver Lake Sumeru Fund, L.P. and Silver Lake Technology Investors Sumeru, L.P. (collectively, “Silver Lake Sumeru”) have executed and delivered a voting agreement with ABB (the “Voting Agreement”).  Shares of Power-One’s common stock owned by Silver Lake Sumeru subject to the Voting Agreement constituted approximately 14.3% of the total issued and outstanding shares of Company common stock as of April 21, 2013, and Silver Lake Sumeru has also agreed to convert a number of Power-One Series C Junior Participating Preferred Stock held by it into shares of common stock (such number to be specified by Power-One, and subject to the applicable rules of the NASDAQ Stock Market and receipt of competition law approvals).  Pursuant to the Voting Agreement, among other things, Silver Lake Sumeru agreed to (i) vote its shares in favor of the adoption of the Merger Agreement and against any takeover bid by a third party and (ii) comply with certain restrictions on the disposition of such shares, subject to the terms and conditions contained therein. Silver Lake Sumeru has granted an irrevocable proxy in favor of ABB to vote its shares of common stock and Series C Junior Participating Preferred Stock as required. The Voting Agreement will terminate on the earliest of (i) the effective time of the Merger, (ii) the date of termination of the Merger Agreement in accordance with its terms, (iii) mutual written agreement of Silver Lake Sumeru and ABB, and (iv) the effectiveness of an amendment, modification or waiver of the Merger Agreement that (A) reduces the amount of the consideration payable to Silver Lake Sumeru, (B) changes the form of the consideration payable to Silver Lake Sumeru, or (C) (1) adds or expands on the conditions precedent to the Merger, (2) impedes or materially delays the consummation of the Merger and the other transactions to occur on the closing date such that the Merger or such other transactions would not reasonably be expected to be consummated prior to the 9-month anniversary of the date of the Merger Agreement (or if such date is extended in order to obtain antitrust approvals, the 12-month anniversary of the date of the Merger Agreement), or (3) amends the mutual termination events for the Merger Agreement in a manner that is materially adverse to Silver Lake Sumeru in their capacity as stockholders, in each case, without Silver Lake Sumeru’s prior written consent.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 22, 2013, Power-One and ABB issued a joint press release announcing the execution of the Merger Agreement.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 21, 2013, among Power-One, Inc., ABB Ltd and Verdi Acquisition Corporation.*

2.2	Voting Agreement, dated as of April 21, 2013, among ABB Ltd, Silver Lake Sumeru Fund, L.P. and Silver Lake Technology Investors Sumeru, L.P.

99.1	Joint press release of ABB Ltd and Power-One, Inc. dated April 22, 2013 regarding the execution of the Merger Agreement.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Power-One hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Additional information

In connection with the meeting of Power-One’s stockholders to be held with respect to the proposed merger, Power-One will file a proxy statement with the SEC AND MAIL THE PROXY STATEMENT TO ITS STOCKHOLDERS. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Power-One with the SEC from the SEC’s website at http://www.sec.gov and from Power-One by directing a request to Power-One, 740 Calle Plano, Camarillo, California 93012, Attention:  Investor Relations or by calling (805) 987-8741

Participants in the Solicitation

Power-One and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of Power-One in connection with the pending merger.  Information about Power-One’s directors and executive officers is included in its Annual Report on Form 10-K for the year ended December 30, 2012, filed with the SEC on February 28, 2013, and the proxy statement for its 2012 Annual Meeting of Stockholders, filed with the SEC on March 21, 2012.  Additional information regarding the interests of Power-One’s directors and executive officers in the merger will be included in the preliminary proxy statement for the special meeting of Power-One’s stockholders and will be included in the definitive proxy statement described above.

Forward-looking statements

This filing may include forward-looking statements which make assumptions regarding Power-One’s operations, business, economic and political environment.  Actual results may be materially different from any future results expressed or implied by such forward-looking statements.  Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, that it will close within the anticipated time frame.  Additional risks and uncertainties relating to the acquisition include: (1) Power-One may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) Power-One’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the ability and timing to obtain required regulatory approvals; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to the consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For a discussion of relevant factors, risks and uncertainties that could materially affect Power-One’s future results, attention is directed to “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended December 30, 2012, filed with the SEC on February 28, 2013.  Power-One undertakes no obligation to publicly release any revisions to any forward-looking statements contained in this filing to reflect events or circumstances occurring after the date of this filing or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2013

POWER-ONE, INC.
(Registrant)

By:	/s/GARY LARSEN
Gary R. Larsen
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 21, 2013, among Power-One, Inc., ABB Ltd and Verdi Acquisition Corporation.*

2.2	Voting Agreement, dated as of April 21, 2013, among ABB Ltd, Silver Lake Sumeru Fund, L.P. and Silver Lake Technology Investors Sumeru, L.P.

99.1	Joint press release of ABB Ltd and Power-One, Inc. dated April 22, 2013 regarding the execution of the Merger Agreement.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Power-One hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC